Exhibit 99.1

PRESS ANNOUNCEMENT

For Immediate Release

CONTACT:

Investor Relations Contact:	Public Relations Contact:
Tom Barth	John Stewart
Progress Software Corporation	Progress Software Corporation
(781) 280-4135	(781) 280-4101
tobarth@progress.com	jstewart@progress.com

Progress Software Announces Preliminary Fiscal Second Quarter 2012 Financial Results

BEDFORD, MA, June 7, 2012 (BUSINESSWIRE) — Progress Software Corporation (NASDAQ: PRGS) announced today preliminary revenue and non-GAAP earnings per share results for the fiscal second quarter ended May 31, 2012 as well as actions taken during the quarter to implement its new strategic plan announced on April 25, 2012.

Progress’ preliminary financial results for the fiscal second quarter 2012 include:

•	Consolidated revenue is expected to be $110 million to $115 million:

•	On a constant currency basis, the year-over-year decline was between 12 percent and 15 percent;

•	Otherwise, the year-over-year decline was between 15 percent and 18 percent.

•	Revenue for the strategic “Core” products of OpenEdge, DataDirect Connect and Apama Decision Analytics is expected to be $77 million to $80 million:

•	On a constant currency basis, the year-over-year decline was between 8 percent and 11 percent;

•	Otherwise, the year-over-year decline was between 12 percent and 16 percent.

•	Non-GAAP diluted EPS is expected to be $0.17 to $0.19 per share, a year-over-year decline of between 51 percent and 56 percent.

The Company’s financial results were adversely impacted by the following factors, which contributed to a very uncertain environment in the quarter:

•	Customer, partner and employee uncertainty created by the announcement of the strategic plan;

•	The undertaking of large global restructuring efforts;

•	The marketing for divestiture of non-Core products;

•	The re-architecture of our organization and our go-to-market strategy; and

•	Overall weakness in the global economy.

Jay Bhatt, President and Chief Executive Officer of Progress said, “Because of disruption resulting from the above, we expected the quarter to be challenged and did not provide guidance. We recognize that this created a lack of visibility around fiscal second quarter performance expectations and, as a result, we have been expeditious in pre-announcing our results. Our results reflect a time of transition at Progress, yet we remain optimistic and confident about our long-term prospects that leverage our core strengths. Our intent remains to drive five percent year-over-year Core revenue growth in fiscal 2013 and seven percent in fiscal 2014.”

Bhatt added, “I look forward to providing more color regarding the quarter and the progress we’ve made in executing our plan as well as financial guidance on June 27.”

The Company is moving aggressively to implement its new strategic plan including the following specific actions:

•

Cost Reductions - Progress initiated its $55 million cost reduction efforts during the fiscal second quarter as reductions in its global workforce were substantially completed in all jurisdictions besides Europe, where the legal notification has begun;

•	Re-investment - The Company has begun to re-invest $15 million of this cost reduction back into sales, marketing and product development for the Core business;

•	Share Repurchase - The Company remains committed to completing $150 million of its $350+ million authorized share repurchase program this fiscal year, with the balance to come in fiscal 2013; and

•

Divest non-Core Product Lines - The Company has made substantial progress toward the divestiture of the ten product lines identified as non-Core in its strategic plan. Interest has been expressed in these product lines by many third parties, and the Company remains optimistic that it can complete the divestitures by the middle to end of fiscal 2013.

The preliminary financial results contained in this release are subject to revision until the Company reports its full fiscal second quarter results on June 27, 2012. The non-GAAP amounts primarily exclude the amortization of acquired intangibles, stock-based compensation, restructuring expenses and proxy-contest related costs.

Progress to Host Fiscal Second Quarter Conference Call on June 27, 2012

The Company will release full results for its fiscal second quarter ended May 31, 2012, after the market close on Wednesday, June 27, 2012.

The earnings conference call will begin on Wednesday, June 27, 2012, at 5:00 p.m. ET and will include brief comments from executives followed by questions and answers.

The call will be broadcast live on the investor relations section of the Company’s website at www.progress.com or by dialing 877-604-9673, pass code 4661385. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or on any Cloud, on any platform and on any device with minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements regarding Progress’s strategic plan and the expected timing for completion; the components of that plan including operational restructuring, product divestitures and return of capital to shareholders; acquisitions; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Progress’s ability to realize the expected benefits and cost savings from its strategic plan; (2) market acceptance of Progress’s strategic plan and product development initiatives; (3) disruption caused by implementation of the strategic plan and related restructuring and divestitures on relationships with employees, customers, vendors and other business partners; (4) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (5) Progress’s ability to complete the proposed product divestitures in a timely manner, at favorable prices or at all; (6) Progress’s ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (7) the continuing weakness in the U.S. and international economies, which could result in fewer sales of Progress’s products and/or delays in the implementation of Progress’s strategic plan and may otherwise harm Progress’s business; (8) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (9) the receipt and shipment of new orders; (10) Progress’s ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (11) the timely release of enhancements to Progress’s products and customer acceptance of new products; (12) the positioning of Progress’s products in its existing and new markets; (13) variations in the demand for professional services and technical support; (14) Progress’s ability to penetrate international markets and manage its international operations; and

(15) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress’s business, please refer to Progress’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2011, as amended, and Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 2012. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

END